Dreyfus
BASIC New Jersey Municipal Money Market Portfolio

SEMIANNUAL REPORT February 29, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues (Unaudited)

The portfolio could be adversely affected if the computer systems used by Dreyfus and the portfolio's other service providers do not properly process and calculate date-related information from and after January 1, 2000. Dreyfus has taken steps designed to avoid year 2000-related problems in its systems and to monitor the readiness of other service providers. In addition, issuers of securities in which the portfolio invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the portfolio's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                                                  Dreyfus BASIC

                                                           New Jersey Municipal

                                                         Money Market Portfolio

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus BASIC New Jersey Municipal Money Market Portfolio, covering the six-month period from September 1, 1999 through February 29, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Jill Shaffro.

When the reporting period began, it became apparent that international and domestic economies were growing faster than analysts expected, giving rise to concerns that long-dormant inflationary pressures might re-emerge. Consumers continued to spend heavily, unemployment levels reached new lows and the stock market continued to climb.

Because unsustainable economic growth may trigger unwanted inflationary pressures, the Federal Reserve Board raised key short-term interest rates twice more during the reporting period. In total, the Federal Reserve Board raised short-term interest rates by 1.00 percentage point since late June 1999, before the current reporting period began. In this environment, yields on tax-exempt money market securities rose.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus BASIC New Jersey Municipal Money Market Portfolio.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
March 23, 2000




DISCUSSION OF PERFORMANCE

Jill Shaffro, Portfolio Manager

How did Dreyfus BASIC New Jersey Municipal Money Market Portfolio perform during the period?

For the six-month period that began on September 1, 1999 and ended February 29, 2000, the portfolio produced an annualized tax-exempt yield of 2.97%. Taking into account the effects of compounding, the portfolio provided an annualized effective yield of 3.02%.(1)

What is the portfolio's investment approach?

The portfolio seeks a high level of federal and New Jersey state tax-exempt income while maintaining a stable $1.00 share price. We are especially vigilant in our efforts to preserve capital.

In pursuing this objective, we employ two primary strategies. First, we attempt to add value by constructing a diverse portfolio of high quality, tax-exempt money market instruments from New Jersey issuers. Second, we actively manage the portfolio' s average maturity in anticipation of interest-rate trends and supply-and-demand changes in New Jersey's short-term municipal marketplace.

For example, if we expect an increase in short-term supply, we may decrease the average maturity of the portfolio, which would enable us to purchase new securities with higher yields. Yields tend to rise when there is an increase in new-issue supply competing for investor interest. New securities are generally issued with maturities in the one-year range, which will lengthen the portfolio' s average maturity. If we anticipate limited new-issue supply, we may extend the portfolio's average maturity to maintain current yields for as long as practical. At other times, we try to maintain an average maturity that reflects our view of short-term interest-rate trends and future supply-and-demand considerations.

                                                        The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

What other factors influenced the portfolio's performance?

The  portfolio was influenced by robust U.S. economic growth and rising interest
rates    throughout    the    six-month    reporting    period.

By the time the reporting period began on September 1, 1999, it was clear that economic growth in the United States and overseas was stronger than many analysts had expected. In the U.S., consumer confidence had reached a 30-year high, oil prices had bounced back from the previous year's lows, and employment was strong with hourly wages rising. These economic forces raised concerns among fixed-income investors that long-dormant inflationary pressures might re-emerge. In response, the Federal Reserve Board increased short-term interest rates twice during the summer of 1999, before the start of the six-month reporting period. The Fed then implemented two additional rate hikes in November and February, during the reporting period, for a total increase of 1.00 percentage point since last summer.

Although these interest-rate increases caused short-term tax-exempt yields to rise throughout the reporting period, tax-exempt money market yields did not rise as much as comparable taxable yields. That's because New Jersey and many of its municipalities enjoyed higher tax revenues during this period of economic prosperity. As a result, many municipalities had less need to borrow to satisfy their short-term obligations.

What is the portfolio's current strategy?

We have continued to manage the portfolio's average maturity according to our supply-and-demand expectations. Accordingly, we adopted a relatively long average maturity last fall to maintain competitive yields during a time of little new issuance. We later allowed the portfolio's average maturity to decline naturally as existing holdings matured, enabling us to capture then prevailing higher yields during the fourth quarter of 1999, when issuance increased. We again extended the average maturity toward the end of the year to take advantage of market weakness in advance of potential Year 2000 concerns, which ultimately proved unfounded. We ended the reporting period with a weighted average maturity that was slightly longer than neutral. This position was designed to maintain competitive yields through March, typically a low-issuance month.

Our security selection strategy continued to focus on very high quality, liquid money market instruments from an array of New Jersey issuers. Some of the most frequently used instruments included Variable Rate Demand Notes (VRDNs), which feature adjustable yields, short maturities, and afford the portfolio a high degree of liquidity and credit quality. Toward the end of the reporting period, we modestly reduced our holdings of VRDNs in favor of tax-exempt commercial paper with maturities in the three- to nine-month range, which helped us extend the portfolio' s average weighted maturity. For example, in September we purchased commercial paper issued by New Jersey's transportation authority, which helped us extend the portfolio' s average weighted maturity. These securities offered a high level of liquidity, strong credit characteristics and competitive yields. Of course, portfolio composition will change over time.

March 23, 2000

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

                                                        The Portfolio

STATEMENT OF INVESTMENTS

February 29, 2000 (Unaudited)

STATEMENT OF INVESTMENTS


                                                                                             Principal
TAX EXEMPT INVESTMENTS--96.7%                                                               Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY--94.3%

Atlantic County Improvement Authority, Revenue, VRDN

   (Aces Pooled Government Loan Program)
   3.60% (LOC; Kredietbank)                                                                   4,000,000  (a)           4,000,000

Burlington County, BAN:

   3.50%, 6/9/2000                                                                            1,000,000                1,000,819

   4.50%, Series A, 2/8/2001                                                                  1,000,000                1,003,610

Essex County Improvement Authority, BAN 3.50%, 3/31/2000                                      5,000,000                5,001,389

Freehold Township, BAN 4.25%, 11/10/2000                                                      2,450,000                2,457,026

Hudson County Improvement Authority, VRDN
   (Essential Purpose Pooled Government)

   3.90% (LOC; First Union National Bank of North Carolina)                                   4,700,000  (a)           4,700,000

Jersey City, BAN 4.75%, 1/12/2001                                                             2,000,000                2,009,475

Lumbertown Township 5.15%, 12/1/2000 (Insured; FGIC)                                            195,000                  196,559

Middlesex County, BAN 4.50%, 1/19/2001                                                        3,000,000                3,013,272

Monmouth County, Refunding 4.50%, Series B, 8/1/2000                                            865,000                  867,095

Monmouth County Improvement Authority, Revenue, VRDN

   (Aces Pooled Government Loan Program)
   3.65% (LOC; The Bank of New York)                                                          5,350,000  (a)           5,350,000

Morristown, BAN 3.50%, 5/3/2000                                                               4,900,000                4,902,441

New Jersey Economic Development Authority:

   Revenue (Saint Barnabas Project) 4.40%,
      Series A, 7/1/2000 (Insured; MBIA)                                                      2,000,000                2,003,230

   VRDN:

      Dock Facility Revenue, Refunding (Bayonne/Imtt Project)

         3.75%, Series A (LOC; Bank One Corp.)                                                2,000,000  (a)           2,000,000

      EDR, Refunding (Airis Newark LLC Project)

         3.90% ( Insured; AMBAC and Liquidity
         Facility; Kredietbank)                                                               3,900,000  (a)           3,900,000

      Industrial and EDR (Merck and Co.) 4.10%, Series A and B                                1,700,000  (a)           1,700,000

      Natural Gas Facilities Revenue, Refunding (New Jersey
      Natural Gas Co.) 3.80%, Series A (Insured; AMBAC
         and Liquidity Facility; The Bank of New York)                                        3,000,000  (a)           3,000,000

      Revenue (U.S. Golf Association Project)
         3.75%(LOC; PNC Bank)                                                                 2,400,000  (a)           2,400,000

      Thermal Energy Facilities, Revenue
         (Thermal Energy Limited Partnership)

         3.70% (LOC; Bank One Corp.)                                                          3,000,000  (a)           3,000,000

New Jersey Educational Facilities Authority, Revenue,
   Refunding, VRDN (College of New Jersey) 3.70%, Series A
   (Insured; AMBAC and Liquidity Facility: Bank of Nova Scotia
   and Toronto-Dominion Bank)                                                                 5,000,000  (a)           5,000,000


                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

New Jersey Health Care Facilities Financing Authority, Revenue:

   Refunding (Saint Peters Medical Center) 4.20%, Series F,
      7/1/2000 (Insured; MBIA)                                                                  125,000                  124,946

   (Society of the Valley Hospital) 6.60%, Series C,
      7/1/2000 (Insured; MBIA)                                                                  570,000                  574,556

   VRDN (Hospital Capital Asset Financing):

      3.70%, Series A (LOC; Chase Manhattan Bank)                                             2,500,000  (a)           2,500,000

      3.70%. Series D (LOC; Chase Manhattan Bank)                                             3,000,000  (a)           3,000,000

New Jersey Housing and Mortgage Finance Agency,
   Revenue (Home Buyer)

   4.45%, Series Q, 4/1/2000 (Insured; MBIA)                                                    585,000                  585,000

New Jersey Sports and Exposition Authority,
   State Contract, VRDN

   3.90%, Series C
   (Insured; MBIA and Liquidity Facility; Credit Suisse)                                      4,000,000  (a)           4,000,000

New Jersey Transportation Authority, CP, Series 2000-A

  3.60%, 3/7/2000
    (Liquidity Facility: Bank of Nova Scotia, Commerzbank

      and Toronto-Dominion Bank)                                                              3,000,000                3,000,000

   3.60%, 4/5/2000 (Liquidity Facility; Bank of Nova Scotia,
      Commerzbank and Toronto-Dominion Bank)                                                  2,200,000                2,200,000

New Jersey Turnpike Authority, Turnpike Revenue,
   Refunding, VRDN

   3.55%, Series D (Insured; FGIC and SBPA; Societe Generale)                                 1,900,000  (a)           1,900,000

Passaic Valley Water Commision, Revenue
   (Water Supply System Project)

   4.50%, 11/14/2000 (Liquidity Facility; PNC Bank)                                           1,000,000                1,004,616

Port Authority of New York and New Jersey,
   Special Obligation Revenue, VRDN

   (Versatile Structure Obligation):

      3.75%, Series 2 (LOC; Morgan Guaranty Trust Co.)                                        3,000,000  (a)           3,000,000

      3.75%, Series 3 (Liquidity Facility;
         Morgan Guaranty Trust Co.)                                                           4,000,000  (a)           4,000,000

      3.75%, Series 5 (Liquidity Facility; Bayerische Landesbank)                             2,000,000  (a)           2,000,000

      3.85%, Series 4 (LOC; Landesbank Hessen)                                                5,000,000  (a)           5,000,000

      3.85%, Series 6 (Liquidity Facility; Bank of Nova Scotia)                               5,000,000  (a)           5,000,000

Rahway, BAN 4.15%, 12/20/2000                                                                 4,376,000                4,383,776

Salem County 5.375%, 12/1/2000 (Insured; FGIC)                                                  265,000                  267,555

Salem County Pollution Control Financing Authority,
   PCR, Refunding, VRDN

   (Public Service Electric and Gas) (BPA; Union Bank of
   Switzerland and Insured; MBIA)                                                             5,700,000  (a)           5,700,000

                                                                                              The Portfolio


STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

Somerset County Industrial Pollution Control Financing
  Authority, Revenue, Refunding, VRDN

   (American Cyanamid) 3.70% (LOC; American Home Products)                                    4,000,000  (a)           4,000,000

South Brunswick Township, Board of Education
   6.40%, 8/1/2000 (Insured; FGIC)                                                              200,000                  201,757

Trenton, BAN 3.50%, 5/19/2000                                                                 2,700,000                2,701,680

Vineland, BAN 4.25%, 5/17/2000                                                                5,000,000                5,003,611

U.S. RELATED--2.4%

Puerto Rico Commonwealth Government Development Bank,
   CP 3.70%, 4/11/2000                                                                        3,000,000                3,000,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $120,652,413)                                                             96.7%              120,652,413

CASH AND RECEIVABLES (NET)                                                                         3.3%                4,159,307

NET ASSETS                                                                                       100.0%              124,811,720


Summary of Abbreviations

AMBAC                American Municipal Bond
                         Assurance Corporation
BAN                  Bond Anticipation Notes
BPA                  Bond Purchase Agreement
CP                   Commercial Paper
EDR                  Economic Development Revenue
FGIC                 Financial Guaranty Insurance
                         Company
LOC                  Letter of Credit
MBIA                 Municipal Bond Investors

                         Assurance Insurance Corporation
PCR                  Pollution Control Revenue
SBPA                               Standby Bond Purchase
                                          Agreement
VRDN                               Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

F1+/F1                           VMIG1/MIG1, P1                  SP1+/SP1, A1+/A1                                 75.1
AAA/AA( b)                       AAA/AA( b)                      AAA/AA( b)                                       12.8
Not Rated (c)                    Not Rated (c)                   Not Rated (c)                                    12.1
                                                                                                                 100.0

(A)  SECURITIES PAYABLE ON DEMAND. VARIABLE RATE INTEREST -SUBJECT TO PERIODIC
     CHANGE.

(B)  NOTES WHICH ARE NOT F, MIG OR SP RATED ARE REPRESENTED BY BOND RATINGS OF
     THE ISSUERS.

(C)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S
     HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE PORTFOLIO MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio




STATEMENT OF ASSETS AND LIABILITIES

February 29, 2000 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           120,652,413  120,652,413

Cash                                                                  3,407,791

Interest receivable                                                     913,066

Prepaid expenses                                                          6,078

                                                                    124,979,348
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            30,771

Payable for investment securities purchased                             125,821

Accrued expenses and other liabilities                                   11,036

                                                                        167,628
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      124,811,720
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     124,815,599

Accumulated net realized gain (loss) on investments                     (3,879)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      124,811,720
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(1 billion shares of $.001 par value Common Stock authorized)       124,815,599

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF OPERATIONS

Six Months Ended February 29, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      1,981,351

EXPENSES:

Management fee--Note 2(a)                                              287,846

Shareholder servicing costs--Note 2(b)                                  41,571

Custodian fees                                                           6,492

Professional fees                                                        5,670

Registration fees                                                        5,330

Prospectus and shareholders' reports                                     3,923

Directors' fees and expenses--Note 2(c)                                  1,242

Miscellaneous                                                            2,943

TOTAL EXPENSES                                                         355,017

Less--reduction in management fee due to

   undertaking--Note 2(a)                                             (95,381)

NET EXPENSES                                                          259,636

INVESTMENT INCOME--NET, representing net increase in net assets

   resulting from operations                                        1,721,715

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                        February 29, 2000           Year Ended
                                              (Unaudited)      August 31, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          1,721,715            2,997,718

Net realized gain (loss) from investments              --                (400)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    1,721,715            2,997,318
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (1,721,715)          (2,997,718)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold                  63,458,644           69,013,860

Dividends reinvested                            1,659,473            2,911,992

Cost of shares redeemed                      (52,252,739)         (78,601,601)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            12,865,378           (6,675,749)

TOTAL INCREASE (DECREASE) IN NET ASSETS       12,865,378           (6,676,149)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           111,946,342          118,622,491

END OF PERIOD                                 124,811,720          111,946,342

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.


                                                             Six Months Ended
                                                            February 29, 2000                       Year Ended August 31,
                                                                                        --------------------------------------------
                                                                   (Unaudited)          1999        1998         1997        1996(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                     1.00           1.00        1.00         1.00        1.00

Investment Operations:

Investment income--net                                                    .015           .026        .030         .031        .025

Distributions:

Dividends from investment income--net                                    (.015)         (.026)      (.030)       (.031)      (.025)

Net asset value, end of period                                           1.00           1.00        1.00         1.00        1.00
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                         2.99(b)        2.62        3.01         3.17        3.38(b)
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                   .45(b)         .45         .45          .36         .06(b)

Ratio of net investment income

   to average net assets                                                 2.98(b)        2.59        2.97         3.12        3.25(b)

Decrease reflected in above expense ratios

   due to undertakings by
   The Dreyfus Corporation                                                .17(b)         .20         .19          .27         .68(b)
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                  124,812       111,946     118,622      136,553      100,248

(A) FROM DECEMBER 1, 1995 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 1996.

(B) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus BASIC New Jersey Municipal Money Market Portfolio (the "portfolio") is a separate non-diversified series of Dreyfus BASIC Municipal Fund, Inc. (the " fund") which is registered under the Investment Company Act of 1940 as amended (the "Act" ), as an open-end management investment company and operates as a series company currently offering four series including the portfolio. The portfolio's investment objective is to provide investors with as high a level of current income exempt from Federal and New Jersey income tax as is consistent with the preservation of capital and maintenance of liquidity. The Dreyfus Corporation (the "Manager" ) serves as the portfolio's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Premier Mutual Fund Services, Inc. is the distributor of the portfolio' s shares, which are sold to the public without a sales charge.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

It is the portfolio's policy to maintain a continuous net asset value per share of $1.00; the portfolio has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the portfolio will be able to maintain a stable net asset value per share of $1.00.

The portfolio' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Directors to represent the fair value of the portfolio's investments.


(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the portfolio received net earnings of $3,276 during the period ended February 29, 2000 based on available cash balances left on deposit. Income earned under this
arrangement    is    included    in    interest    income.

The portfolio follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the portfolio.

(c) Dividends to shareholders: It is the policy of the portfolio to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(d) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The portfolio has an unused capital loss carryover of $3,479 available for Federal income tax purposes to be applied against future net securities profits,
if   any,   realized   subsequent  to  August  31,  1999.  This

                                                                  The  Portfolio

amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with generally accepted accounting principles. If not applied, $352 of carryover expires in fiscal 2006 and $3,127 expires in fiscal 2007.

At February 29, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the portfolio's average daily net assets and is payable monthly. The Manager has undertaken, until such time as it gives shareholders at least 90 days' notice to the contrary, to reduce the management fee paid by the portfolio, to the extent that the portfolio' s aggregate expenses, exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses, exceed an annual rate of
 .45 of 1% of the value of the portfolio's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $95,381 during the period ended February 29, 2000.

(b) Under the Shareholder Services Plan, the portfolio reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the portfolio's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the portfolio and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended February 29, 2000, the portfolio was charged $34,054 pursuant to the Shareholder Services Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended February 29, 2000, the portfolio was charged $4,157 pursuant to the transfer agency agreement.

(c) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 3--Subsequent Event:

At a meeting of the fund's Board of Directors held on January 19, 2000, the Board approved the termination of the portfolio's Distribution Agreement with Premier Mutual Fund Services, Inc., and approved a new. Distribution Agreement with Dreyfus Service Corporation. The new Distribution Agreement with Dreyfus Service Corporation became effective on March 22, 2000.

                                                        The Portfolio

                                                           For More Information

                        Dreyfus BASIC New Jersey Municipal Money
                        Market Portfolio
                        200 Park Avenue
                        New York, NY 10166

                            Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                            Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                            Transfer Agent &
                            Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                            Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                   127SA002